UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2012

ECHO GLOBAL LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34470	20-5001120
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 West Chicago Avenue
Suite 725
Chicago, Illinois	60654
(Address of principal executive offices)	(Zip Code)

(800) 354-7993

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

(e)           On February 17, 2012, the Compensation Committee of the Board of Directors of Echo Global Logistics, Inc. (the “Company”) approved the amendment and restatement of the Echo 2008 Stock Incentive Plan (the “Amended Plan”), subject to approval by the Company’s stockholders.  On June 20, 2012, at the Company’s 2012 Annual Meeting of Stockholders (the “Annual Meeting”), the Company’s stockholders approved the Amended Plan.  The following summary of the Amended Plan is qualified in its entirety by the full text of the Amended Plan, a copy of which was filed as Appendix A to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 30, 2012.

The Amended Plan (i) increases the maximum number of shares of common stock that may be issued under the plan by 1,000,000, from 1,400,000 (plus any shares that are subject to grant under the Company’s 2005 Stock Option Plan) to 2,400,000 (plus any shares that are or become available for grant under the Company’s 2005 Stock Option Plan) and (ii) reiterates the performance goals used in granting performance-based awards under the plan to be approved by stockholders for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting on June 20, 2012.  The matters that were voted on at the Annual Meeting and the final voting results as to each such matter are set forth below.

Proposal No. 1: Election of Directors

The following nominees were elected to the Board of Directors for a one-year term expiring in 2013, as follows:

	FOR	WITHHELD	BROKER NON-VOTES
Samuel K. Skinner	13,978,372	2,066,452	3,928,517
Douglas R. Waggoner	15,937,610	107,214	3,928,517
John R. Walter	15,952,740	92,084	3,928,517
John F. Sandner	15,957,593	87,231	3,928,517
Eric P. Lefkofsky	13,000,801	3,044,023	3,928,517
Bradley A. Keywell	15,927,063	117,761	3,928,517
Matthew Ferguson	15,324,935	719,889	3,928,517

Proposal No. 2: Ratification of Appointment of Ernst & Young LLP to Serve as Independent Registered Public Accounting Firm for the Company for the Fiscal Year Ending December 31, 2012

The ratification of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 was approved as follows:

FOR	AGAINST	ABSTAIN
19,972,103	1,238	0

Proposal No. 3:  Approval of the Amendment and Restatement of the Echo 2008 Stock Incentive Plan

The amendment and restatement of the Echo 2008 Stock Incentive Plan was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,342,033	3,692,526	10,265	3,928,517

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHO GLOBAL LOGISTICS, INC.

Dated: June 25, 2012	By:	/s/ David B. Menzel
	Name:	David B. Menzel
	Title:	Chief Financial Officer